John Hancock Variable Insurance Trust
Supplement dated September 30, 2014 to the Prospectus dated April 30, 2014

Total Return Trust

Effective September 26, 2014, Scott Mather, Mark Kiesel and Mihir Worah replaced William H. Gross, CFA as a portfolio manager to the Total Return Trust.

Accordingly, under the section Total Return Trust, sub-section Portfolio Management, the portfolio management disclosure pertaining to Mr. Gross is hereby deleted and replaced with:

Portfolio Manager
Scott Mather. Managing Director and Portfolio Manager; managed fund since September 26, 2014.
Mark Kiesel. Managing Director and Portfolio Manager; managed fund since September 26, 2014.
Mihir Worah. Managing Director and Portfolio Manager; managed fund since September 26, 2014.

Under the Management section, under Subadvisors and Portfolio Managers, Pacific Investment Management Company LLC, all references to Mr. Gross with respect to Total Return Trust are deleted in their entirety and replaced with:

■	Scott A. Mather. Mr. Mather is CIO U.S. Core Strategies, and a managing director in the Newport Beach office and head of global portfolio management. Previously, he led portfolio management in Europe, managed euro and pan-European portfolios and worked closely with many Allianz-related companies. He also served as a managing director of Allianz Global Investors KAG. Prior to these roles, Mr. Mather co-headed PIMCO's mortgage- and asset-backed securities team. Prior to joining PIMCO in 1998, he was a fixed income trader specializing in mortgage-backed securities at Goldman Sachs in New York. He has 20 years of investment experience and holds a master's degree in engineering, as well as undergraduate degrees, from the University of Pennsylvania.

■	Mark R. Kiesel. Mr. Kiesel is CIO Global Credit and a managing director in the Newport Beach office. He is a member of the PIMCO Investment Committee, a generalist portfolio manager and the global head of corporate bond portfolio management, with oversight for the firm’s investment grade, high yield, bank loan, municipal and insurance business as well as credit research. Morningstar named him Fixed-Income Fund Manager of the Year in 2012 and a finalist in 2010. He has written extensively on the topic of global credit markets, founded the firm’s Global Credit Perspectives publication and regularly appears in the financial media. He joined PIMCO in 1996 and previously served as PIMCO's global head of investment grade corporate bonds and as a senior credit analyst. He has 22 years of investment experience and holds an MBA from the University of Chicago's Graduate School of Business. He received his undergraduate degree from the University of Michigan.

■	Mihir P. Worah. Mr. Worah is CIO Return and Asset Allocation, and a managing director in the Newport Beach office, a portfolio manager, and head of the real return and multi-asset portfolio management teams. Prior to joining PIMCO in 2001, he was a post-doctoral research associate at the University of California, Berkeley, and the Stanford Linear Accelerator Center, where he built models to explain the difference between matter and anti-matter. In 2012 he co-authored “Intelligent Commodity Indexing,” published by McGraw-Hill. He has 12 years of investment experience and holds a Ph.D. in theoretical physics from the University of Chicago.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

John Hancock Variable Insurance Trust
Supplement dated September 30, 2014 to the Statement of Additional Information dated April 30, 2014

The disclosure under “Appendix III – Portfolio Manager Information – PACIFIC INVESTMENT MANAGEMENT COMPANY LLC” excluding “Conflicts of Interest” and “Portfolio Manager Compensation” is amended and restated as follows:

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC (“PIMCO”)

Global Bond Trust
Real Return Bond Trust
Total Return Trust

The following chart reflects the portfolio managers’ investments in the funds that they manage. The chart also reflects information regarding accounts other than the funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date.

The following table reflects information as of September 26, 2014:

Portfolio Manager	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Assets ($MM)	Number of Accounts	Assets ($MM)	Number of Accounts	Assets ($MM)
Mark R. Kiesel	35	326,662.78	51	65,710.81	141	72,777.78
Scott A. Mather	38	316,360.32	50	41,649.34	83	34,257.78
Mihir P. Worah	56	337,859.16	35	30,594.20	55	31,888.57

Other Accounts Managed – Of total listed above, those for which advisory fee is based on performance

Portfolio Manager	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Assets ($MM)	Number of Accounts	Assets ($MM)	Number of Accounts	Assets ($MM)
Mark R. Kiesel	0	0	8	6,168.72	14	4,739.97
Scott A. Mather	0	0	3	1,096.67	13	6,249.97
Mihir P. Worah	0	0	1	161.00	7	1,517.91

Ownership of fund shares. The portfolio managers listed in the above table did not beneficially own any shares of the funds that they managed as of September 26, 2014.

You should read this Supplement in conjunction with the Statement of Additional Information and retain it for future reference.